UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2015

SUFFOLK BANCORP
(Exact name of registrant as specified in its charter)

 New York                                                000-13580                                              11-2708279
(State or other jurisdiction of                   (Commission File Number)           (IRS Employer Identification No.)
                                                                  incorporation)

4 West Second Street, Riverhead, New York                                                11901
       (Address of principal executive offices)                                                   (Zip Code)

Registrant’s telephone number, including area code: (631) 208-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

On December 23, 2015, Suffolk Bancorp (the "Company"), parent company of Suffolk County National Bank, announced the execution of final agreements with Fiserv, Inc. pursuant to which the Company intends to convert its core banking platform and many of its ancillary products and services into Fiserv's comprehensive Premier suite of products and services. Relating to the upcoming core conversion, the Company also announced a fourth quarter 2015 restructuring charge of $1.4 million, largely for payments to terminate existing contracts with the provider of the current core system and other vendors and service providers.

The press release issued by the Company on December 23, 2015 announcing the foregoing is attached herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 99.1 Press release issued by the Company on December 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUFFOLK BANCORP

Date: December 23, 2015	By:	/s/ Brian K. Finneran
Brian K. Finneran
Executive Vice President & Chief Financial Officer

INDEX OF EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on December 23, 2015